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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  OCTOBER 31, 1997


                             CADE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



    WISCONSIN                             0-12808              39-1371038
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
of incorporation)                                           Identification No.)


5640 ENTERPRISE DRIVE, LANSING MI                                  48911
     (Address of principal executive offices)                    (Zip Code)



                                 (517) 394-1333
              (Registrant's telephone number, including area code)

                              ____________________




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ITEM 2 ACQUISITION OF ASSETS

     On October 31, 1997, Cade Industries, Inc. ("Cade" or the "Company") entered into a Stock Purchase Agreement to acquire Central Engineering Company, a Minnesota corporation. Central Engineering Company manufactures engine test cells and associated ground support equipment. Pursuant to the Stock Purchase Agreement, Cade acquired all of the issued and outstanding shares of Central Engineering Company, a closely held company, and its related real estate for approximately $8.5 million. The purchase price consisted of 250,000 shares of Cade's Common Stock and approximately $7,750,000 in cash. The cash portion of the purchase price was financed through additional bank borrowings, pursuant to which the Company's existing credit facility was increased from approximately $10.3 million to $19.8 million. The acquired real estate was used in the operation of Central Engineering Company and Cade intends to continue that use. A copy of the November 3, 1997 press release announcing the acquisition is attached as Exhibit 99.3.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired

          Consolidated Balance Sheets as of June 30, 1997 and 1996

          Consolidated Statements of Operations for the years ended June 30, 1997 and 1996

          Consolidated Statements of Retained Earnings for the years ended June 30, 1997 and 1996

          Consolidated Statements of Cash Flows for the years ended June 30, 1997 and 1996

          Notes to Consolidated Financial Statements

          Independent Auditor's Report

          Consolidated Balance Sheet of September 30, 1997

          Consolidated Statement of Earnings for the three months ended September 30, 1997

          Consolidated Statement of Cash Flow for the three months ended September 30, 1997

          Notes to Financial Statements

     (b)  Proforma Financial Information

          It is impractical to provide the required proforma financial information at this time and such information will be provided within 60 days by amendment to this report.


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     (c) Exhibits

         See the Exhibit Index



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                                 EXHIBIT INDEX


                                                 Incorporated Herein   Filed
              Description                        By Reference To       Herewith

Exhibit 2     Stock Purchase Agreement,
              dated October 31, 1997                                   X
Exhibit 4.1   Credit Agreement, dated
              October 31, 1997, by and between
              Cade Industries, Inc. and Bank                           X
Exhibit 4.2   Line of Credit Note                                      X
Exhibit 4.3   Term Note A, dated October 31, 1997                      X
Exhibit 4.4   Term Note B, dated October 31, 1997                      X
Exhibit 4.5   Term Note C, dated October 31, 1997                      X
Exhibit 23    Consent of Independent Accountants                       X
Exhibit 99.1  Financial Statements of Central
              Engineering Company                                      X
Exhibit 99.2  Financial Statements of Central
              Engineering Company for the three
              months ended September 30, 1997                          X
Exhibit 99.3  Press Release dated November 3, 1997                     X



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                                   Signatures




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                CADE INDUSTRIES, INC.



                                By: /S/ Edward B. Stephens
                                   -------------------------------------------
                                     Edward B. Stephens
                                     Vice President and Chief Financial Officer

Date:  November 12, 1997.





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